First Quarter 2026 Earnings April 28, 2026 Chris Cartwright, President and CEO Todd Cello, CFO Exhibit 99.2

2© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Non-GAAP Financial InformationForward-Looking Statements This investor presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of TransUnion’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Factors that could cause TransUnion’s actual results to differ materially from those described in the forward-looking statements include: macroeconomic effects and changes in market conditions, including the impact of tariffs, inflation, risk of recession, trade policy, and industry trends and adverse developments in the debt, consumer credit and financial services markets, including the impact on the carrying value of our assets in all of the markets where we operate; ongoing conflict in the Middle East; our ability to provide competitive services and prices; our ability to retain or renew existing agreements with large or long-term customers; our ability to maintain the security and integrity of our data; our ability to deliver services timely without interruption; uncertainty related to FICO’s new Mortgage Direct License Program; our ability to maintain our access to data sources; government regulation and changes in the regulatory environment; litigation or regulatory proceedings; our approach to the use of artificial intelligence; our ability to effectively manage our costs; our ability to maintain effective internal control over financial reporting or disclosure controls and procedures; economic and political stability in the United States and risks associated with the international markets where we operate; our ability to effectively develop and maintain strategic alliances and joint ventures; our ability to timely develop new services and the market’s willingness to adopt our new services; our ability to manage and expand our operations and keep up with rapidly changing technologies; our ability to acquire businesses, successfully secure financing for our acquisitions, timely consummate our acquisitions, successfully integrate the operations of our acquisitions, control the costs of integrating our acquisitions and realize the intended benefits of such acquisitions; our ability to protect and enforce our intellectual property, trade secrets and other forms of unpatented intellectual property; our ability to defend our intellectual property from infringement claims by third parties; the ability of our outside service providers and key vendors to fulfill their obligations to us; further consolidation in our end-customer markets; the increased availability of free or inexpensive consumer information; losses against which we do not insure; our ability to make timely payments of principal and interest on our indebtedness; our ability to satisfy covenants in the agreements governing our indebtedness; our ability to maintain our liquidity; stock price volatility; share repurchase plans; dividend rate; our reliance on key management personnel; and changes in tax laws or adverse outcomes resulting from examination of our tax returns; and other one-time events and other factors that can be found in our Annual Report on Form 10-K for the year ended December 31, 2025, and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with the SEC and are available on TransUnion’s website (www.transunion.com/tru) and on the SEC’s website (www.sec.gov). TransUnion undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this investor presentation. This investor presentation includes certain non-GAAP measures that are more fully described in the appendices to the presentation. Exhibit 99.1, “Press release of TransUnion dated April 28, 2026, announcing results for the quarter and year ended December 31, 2025,” under the heading ‘Non- GAAP Financial Measures,’” furnished to the Securities and Exchange Commission on April 28, 2026. These financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of GAAP. Other companies in our industry may define or calculate these measures differently than we do, limiting their usefulness as comparative measures. Because of these limitations, these non-GAAP financial measures should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures for each of the periods included in this presentation are included in the Appendices at the back of this investor presentation.

3© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. First quarter 2026 highlights1 AI-powered products and growth2 3@ Copyright 2026 Tran Union, its ubsidiaries and/or affiliates. All Rights Reserved. First quarter 2026 financial results3 Second quarter and full-year 2026 guidance4

First quarter 2026 highlights

Exceeded guidance on revenue, Adjusted EBITDA and Adjusted Diluted EPS

Organic constant currency revenue +11%* or +7% ex-FICO mortgage royalty

Adjusted Diluted EPS +12%

U.S. Markets revenue +14%* with strength across Financial Services (+24%) and Emerging Verticals (+6%)

International revenue flat*, as anticipated, led by high-single digit growth in Canada and the U.K., and Africa +10%

Completed acquisition of Trans Union de Mexico[1]

Repurchased $25M in shares through mid-April

*Revenue growth figures referenced above are organic constant currency.

[1] On March 2, 2026, TransUnion acquired approximately a 68% equity interest in Trans Union de Mexico resulting in total ownership of approximately 94%. Subsequent to quarter-end, on April 1, 2026, TransUnion acquired the mobile division of RealNetworks.

For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation.

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

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Market perspectives

Lenders entered 2026 with cautious optimism for credit growth, supported by strong balance sheets and healthy consumer finances

Geopolitics add incremental uncertainty around inflation, interest rates and impact on consumers

TransUnion revenue and volumes remain stable through mid-April; with strong execution driving Q1 beat

Monitoring market dynamics; continuing to drive innovation-led scalable growth

2026 priorities

- Deliver record innovation cohort
- Complete U.S. credit migrations
- Deploy OneTru and leading products globally

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

5

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 66  3rd straight year of high-single digit organic revenue growth and double-digit Adjusted Diluted EPS growth  50-70bps of underlying margin expansion excluding FICO mortgage royalties and acquisitions  Trans Union de Mexico is accretive to Adjusted Diluted EPS in 2026 Revenue Adjusted EBITDA Adjusted Diluted Earnings Per Share Metric Updated Guidance Change to High-end Expectations $5,100M to $5,135M 8% to 9% organic constant currency $1,796M to $1,816M 9% to 10% growth 35.2% to 35.4% margin $4.68 to $4.75 9% to 11% growth $154M $39M $0.04 Maintaining organic growth guidance, balancing Q1 strength with macro uncertainty and prudent conservatism For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Guidance increased primarily for Trans Union de Mexico acquisition

AI solidifies our strengths and fuels growth

Durable data advantage

Contributory credit databases
Non-public, highly regulated data furnished by thousands of institutions

+

Industry-leading identity graph
Proprietary data, 100k+ sources, network effect from fraud and marketing solutions

+

Powering critical workflows
Governable, explainable and deterministic solutions along with deep domain expertise

Solutions priced at basis points of their enormous value

+

AI-enabled organization

AI-native OneTru platform
Enhancing data onboarding, identity resolution, analytics and delivery

+

Next-gen AI-powered solutions
Role-based agents for TruIQ; new fraud models; curated marketing audiences

+

Internal productivity
Technology, analytics and overall commercial efficiencies

Making us higher performing and more efficient

Positioned for AI-powered growth:

- ✓ AI-enabled customers consume more data and adopt innovation rapidly
- ✓ Increase predictivity of our data and models
- ✓ Capture value with AI agents by performing work done upstream by customers or software

Today's Spotlights

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

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AI-enabled customers consume more data and adopt innovation more rapidly

Leading Fintech


Loan issuance
+50%
2022
2025


TransUnion revenue
~$15M
60%+
2022
2025

Revenue outpacing loan growth and volumetric pricing as customer embeds AI across underwriting, portfolio management and fraud prevention

- Expanded use of credit, identity and fraud signals within AI-enabled workflows
- Faster model refreshes driving higher credit volumes

Top 5 Credit Card Issuer


Card originations
(DD%)
2022
2025


TransUnion revenue
~$20M
20%+
2022
2025

Mission-critical data partner powering expansive AI-enabled governance and engagement workflows for 50M+ account relationships

- Daily customer engagement and risk triggers rather than periodic checks, increasing data consumption
- Multi-year, subscription-based contract with opportunity to sell additional credit and non-credit solutions

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

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Next-gen AI-powered solutions scale innovation and drive higher data consumption

Credit — TruIQ Analytics Orchestrator

(leveraging Google Gemini models)

Modeling with natural language prompts to enable governable, explainable and deterministic workflows

- ✓ **Stickier customer relationships** and increased data usage
- ✓ **Scaled data science capacity** vs. bespoke Innovation Labs
- ✓ **Lower support and development costs**

Marketing — Audiences by TransUnion

Expanded and curated targeting rooted in TransUnion's identity graph

- ✓ **Accelerated activation cycles** driving increased data usage
- ✓ **Enhanced search and discovery** through self-service portals
- ✓ **Improved efficiency** and sales conversion

Fraud — AI Model Factory

Accelerated response to new fraud vectors leveraging unified identity data and AI

- ✓ **2-3x faster fraud model creation** enabling rapid revenue realization
- ✓ **Continuous response** to evolving fraud vectors
- ✓ **Strong and fast-growing pipeline** from newest models

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

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Consolidated first quarter 2026 highlights

	Reported ($M)	Y/Y Change
Revenue	**$1,246**	**14%**
Organic constant currency revenue		11%
Organic constant currency revenue ex. FICO mortgage royalties		7%
Adjusted EBITDA	**$438**	**10%**
Adjusted EBITDA margin	35.2%	(100)bps
Adjusted Diluted EPS	**$1.18**	**12%**

- **Broad-based organic constant currency growth across solutions families:**
  - **Credit** +high-single digit ex-FICO mortgage royalties
  - **Fraud** +high-single digit
  - **Marketing** +mid-single digit
  - **Consumer** +low-single digit
- Adjusted EBITDA margin ~(100)bps includes:
  - (10)bps underlying, as anticipated
  - (120)bps impact from FICO mortgage royalties
  - +25bps benefit from acquisitions

For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation.

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

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U.S. Markets first quarter 2026 highlights

	Reported ($M)	Reported Y/Y	FX Impact	Inorganic Impact	Organic Constant Currency
Revenue	**$975**	**14%**	**–**	**–**	**14%**
Financial Services	501	24%	–	–	24%
Emerging Verticals	335	6%	–	–	6%
Consumer Interactive	140	1%	–	1%	0%
Adjusted EBITDA	**$357**	**11%**	**–**	**–**	**11%**

Note: Rows may not foot due to rounding. For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation.

- U.S. Financial Services **+24%**, or **+14%** excluding FICO mortgage royalties
  - Card & Banking **+5%**
  - Consumer Lending **+13%**
  - Auto **+11%**
  - Mortgage **+50%** (+24% ex-FICO royalties) vs. inquiries up 7%
- Emerging Verticals **+6%,** with Insurance up double-digits and Public Sector up high-single digit
- Consumer Interactive **flat** with growth in the indirect channel

*Revenue growth figures referenced above are organic constant currency.

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

11

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 12 International first quarter 2026 highlights Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Reported ($M) Reported Y/Y FX Impact Inorganic Impact Organic Constant Currency Revenue $274 13% 3% 10% 0% Canada 43 14% 5% – 9% Latin America 54 64% 8% 56% 0% U.K. 72 23% 8% 8% 7% Africa 21 23% 14% – 10% India 62 (10%) (5%) – (5%) Asia Pacific 22 (18%) – – (18%) Adjusted EBITDA $122 11% 3% 10% (2%) *Revenue growth figures referenced above are organic constant currency. • U.K. +7% healthy banking and FinTech volumes • Canada +9% broad-based growth in banking, FinTech, insurance and consumer • Africa +10% strength across banking, FinTech, retail • India (5%) with gradual improvement expected over course of the year

Natural de-levering and accretive capital deployment

Strong balance sheet

Leverage Ratio[1]


3.8x
3.6x
3.0x
2.6x
2.8x
Mexico adds <0.3x
2022
2023
2024
2025
Q1 2026

- Expect deleveraging over course of 2026 toward **target <2.5x Leverage Ratio**

Shareholder-friendly capital allocation[2]

Q1 capital deployment

- **Acquisitions: ~$660 million** for incremental ~68% ownership of Trans Union de Mexico
- **Share repurchases: $25 million** year-to-date through April; $325 million total since 2025
  - Ample capacity against current $1 billion authorization
  - Expect to increase pace of repurchases over 2026
- **Dividends:** Paid **$25 million** ($0.125 per share) in the quarter

[1]We define Leverage Ratio as net debt divided by Consolidated Adjusted EBITDA for the most recent twelve-month period including twelve months of Adjusted EBITDA from significant acquisitions. Net debt is defined as total debt less cash and cash equivalents as reported on the balance sheet as of the end of the period. Total debt is netted for deferred financing fees / original issue discount.

[2]"Acquisitions" includes investments in consolidated and non-consolidated affiliates, purchases of non-controlling interests and purchases of notes receivable. "Repurchases" represents the cost to acquire shares excluding commissions and excise taxes. "Dividends" represents amounts paid to TransUnion shareholders. Note: For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation.

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

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© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 14 Reported Revenue: $1,271M to $1,283M +12% to +13% M&A contribution: ~4pt. benefit FX contribution: Immaterial Organic Constant Currency Revenue: +8% to +9% FICO mortgage royalty impact ~3pt. benefit Organic CC Revenue ex. FICO mortgage royalty: +5% to +6% Adjusted EBITDA: $439M to $445M +8% to +9% FX contribution: Immaterial Adjusted EBITDA margin: 34.5% to 34.7% Adjusted EBITDA margin bps change: (120)bps to (100)bps Adjusted Diluted EPS: $1.13 to $1.15 +4% to +6% Second quarter 2026 guidance Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. • Mortgage expected to grow 30%+ or 10%+ excluding FICO mortgage royalty, compared to mid-single digit inquiry declines • (120)bps to (100)bps of margin contraction includes: – +20-40bps of underlying margin expansion – (80bps) impact from FICO no- margin royalty – (60bps) impact from acquisitions, inclusive of integration expenses

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 15 Full-year 2026 revenue guidance Reported Revenue: $5.100B to $5.135B +11% to 12% M&A contribution: ~3.5pt. benefit FX contribution: Immaterial Organic Constant Currency Revenue: +8% to +9% FICO mortgage royalty impact ~3pt. benefit Organic CC Revenue ex. FICO mortgage royalty: +5% to +6% Organic Constant Currency Growth Assumptions • U.S. Markets up high-single digit (up mid-single digit ex. FICO mortgage royalty) – Financial Services up mid-teens (up high-single digit ex. FICO mortgage royalty) – Emerging Verticals up mid-single digit – Consumer Interactive down low-single digit • International up mid-single digit (constant currency) Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. • Guidance maintains prudent conservatism: – Maintaining organic growth assumptions – balancing Q1 strength against macro uncertainty – Raising guidance for acquisitions – Positioned to perform at or above the high-end of guidance if conditions persist • No change to segment-level assumptions – Mortgage expected to grow +28% or +6% excluding FICO mortgage royalty, compared to mid-single digit inquiry declines

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 16 The adjusted tax rate guidance of ~25.5% reflects expected full year GAAP effective rate of ~19% plus the elimination of discrete adjustments and other items totaling ~6.5%. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Full-year 2026 Adjusted EBITDA, Adjusted Diluted EPS and other guidance Adjusted EBITDA: $1.796B to $1.816B +9% to +10% FX contribution: Immaterial Adjusted EBITDA margin: 35.2% to 35.4% Adjusted EBITDA margin bps change: (80)bps to (60)bps Adjusted Diluted EPS: $4.68 to $4.75 +9% to +11% Total D&A: ~$640M D&A ex. step-up from 2012 change in control and subsequent acquisitions: ~$320M Net Interest Expense: ~$245M Adjusted Tax Rate: ~25.5% CapEx: ~6% of revenue • (80)bps to (60)bps of Adjusted EBITDA margin contraction includes: – +50-70bps underlying margin expansion (unchanged), driven by revenue growth and remaining transformation savings – (90bps) impact from FICO no- margin royalty – (40bps) impact from acquisitions • Expect 90%+ free cash flow conversion as a percentage of Adjusted Net Income

Bridge to updated FY 2026 guidance (based on high-end)

Revenue
($ million)



+9% organic CC
4,981
169
(15)
+9% organic CC
5,135
Feb guide
Acquisitions*
FX
April guide

- Organic constant currency assumptions unchanged
- Expect good growth from TransUnion de Mexico following double-digit growth in 2024 and 2025

Adjusted EBITDA
($ million)



35.7% margin
1,777
48
(9)
35.4% margin
1,816
Feb guide
Acquisitions*
FX
April guide

- TransUnion de Mexico operates at margins above company average; margin dilutive in 2026 due to:
  - Revenue consolidation: previously accounted for ~26% ownership under equity method ($17M of Adjusted EBITDA in 2025 with no associated revenue)
  - One-time integration expenses

Adjusted Diluted EPS



+10% y/y
$4.71
4c
--
+11% y/y
$4.75
Feb guide
Acquisitions*, net of financing
FX, tax, SOFR, other
April guide

- Expect 4 cent accretion from TransUnion de Mexico
- Now expect $245M net interest expense; +$20M due to Mexico financing and +$5M higher SOFR
- Now expect Adjusted Tax Rate of 25.5% (26% prior)

*Acquisitions include Trans Union de Mexico and the mobile division of Real Networks.

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation.

17

Attractive medium-term financial framework

High-single digit	~50 basis points	Low-to-mid teens
Organic revenue growth	Adjusted EBITDA expansion	Adjusted Diluted EPS growth

Diversified across solutions, verticals and geographies

- Leading Credit growth and accelerating Marketing, Fraud and Consumer solutions
- Premier international portfolio tilted towards emerging markets
- Mortgage and lending normalization represents upside

Expand margins while investing for growth

- Structural savings from technology, operations and AI
- Invest in OneTru global rollout, innovation and go-to-market
- Stronger margin expansion in lending recovery

Includes benefit from accelerated capital deployment

- Disciplined and shareholder-centric capital allocation
- Lower capital intensity
- Consistent tax rate
- 90%+ free cash flow conversion

Growth and margins excludes impact from changes in no-margin FICO mortgage royalties

For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation.

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

18

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 19 Our next era of scalable growth and compounding cash flow Industry-leading Durable Innovation-led Growth investments Shareholder return Balance sheet optimization Value Creation Technology modernization AI productivity Operating model optimization 19

Advancing VantageScore 4.0 to foster a competitive and innovative mortgage credit scoring ecosystem

Key milestones for VantageScore adoption

- **Fannie Mae and Freddie Mac accepting VantageScore 4.0**
- Freddie Mac took delivery of $10M of VantageScored loans; expected to securitize soon
- VantageScore 4.0 pricing guidelines are being communicated by GSEs; 21 lenders in initial program
- VantageScore soon to be accepted for FHA loans

TransUnion committed to driving adoption

- **Industry's first 99-cent VantageScore 4.0 pricing**
- Multi-year pricing for credit report and VantageScore 4.0
- Free VantageScore 4.0 to customers who purchase FICO score through end of 2026
- Free VantageScore 4.0 credit score simulator

Delivering value across the mortgage ecosystem

- **Reduced costs for lenders and consumers,** as score competition provides $1B in potential savings
- **Increased credit access;** first mortgage score using trended data to score 33M previously credit-invisible consumers
- **Fair and effective mortgage underwriting,** driven by the quality and depth of data

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

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© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 21 Expecting a strong 2026 with +8% to +9% organic constant currency revenue growth and +9% to +11% Adjusted Diluted EPS growth Delivered robust Q1 with +11% organic constant currency revenue growth and +12% Adjusted Diluted EPS growth AI continues to drive growth, with increased demand for our data and accelerated innovation Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation.

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 22 Q&A

Appendices and Non-GAAP Reconciliations

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 24 Strong and broad-based revenue growth Expect to deliver underlying mortgage growth in 2026 ~70bps of underlying margin expansion Mortgage Assumptions Mortgage assumptions • Revenue growth of 6% excluding FICO royalty cost, compared to inquiries down mid-single digit – driven by pricing on core data and new business wins – Revenue up 28% inclusive of FICO price increases (no-margin) • No shift to FICO Direct program in 2026 based on customer feedback – Program adds new operational complexities for resellers; no customer shift to date – Profitability per pull is similar regardless of TransUnion or reseller calculating the FICO score • VantageScore adoption represents attractive long-term opportunity – Constructive early discussions with customers; 2026 as transitional year focused on testing and validating $405M ~$425M $183M ~$325M $589M ~$750M 2025 2026F FICO royalty cost Revenue less FICO royalty cost$98M $121M $45M $93M$143M $215M Q1 2025 Q1 2026

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 25 Strong and broad-based revenue growth Consistent underlying Adjusted EBITDA margin expansion 2025* 2026F (High-end) 10% 9% 9% 6% 35.1% 36.0% 36.0% 35.4% 35.8% 37.1% 37.5% 37.8% 2023 2024 2025 2026F (High-end) Reported Adj. EBITDA Margin Adj. EBITDA Margin ex FICO cost in mortgage8% 7% 2024* Organic constant currency revenue growth Growth ex FICO mortgage royalty +70bps of underlying expansion; (40)bps acquisition impact *2024 and 2025 also normalized for large 1x breach win in Q3 2024 For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Mortgage Assumptions Strong revenue growth and margin expansion expected excluding FICO no-margin mortgage royalty

Mortgage Assumptions

Significant earnings potential from mortgage recovery

Sizable mortgage profit despite depressed volumes


Industry originations (M)
7.8
Down 35%+
5.0
FY 2019
FY 2025
Mortgage revenue ($M)
$325M
FICO royalty cost
$425M
Revenue less FICO royalty cost
FY 2026F

Significant refinancing opportunity if rates fall


Distribution of mortgages (in millions) in the U.S. by rate
0.8
10.3
15.5
7.7
5.2
10.4
0-2%
2-3%
3-4%
4-5%
5-6%
6%+

Earnings potential from a mortgage recovery

- **Every 10% increase in mortgage volume adds:**
  - ~$43 million to Adjusted EBITDA
  - +$0.16 to Adjusted Diluted EPS
- **Full recovery to 2019 mortgage levels translates to:**
  - ~$240 million to Adjusted EBITDA
  - +$0.90 to Adjusted Diluted EPS
- **Additional profit and margin upside from VantageScore adoption, new business wins and pricing**

For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation.

Originations and distribution of mortgages based on TransUnion Consumer Credit Database. *FY 2025F Mortgage originations reflects trailing-twelve-month originations from Q4 2025

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

26

27© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. Debt profile and 2026F interest expense bridge Debt Profile (3/31/26) 2026F Net Interest Expense Bridge Notional ($B) Expiry Rate Revolver & Term Loan Tranche Revolver 0.5 Jun’29 SOFR + 1.25% Term Loan A-4 1.2 Jun’29 SOFR + 1.25% Term Loan B-5 0.1 Nov’26 SOFR + CSA + 1.75% Term Loan B-9 1.8 Jun’31 SOFR + 1.75% Term Loan B-8 1.9 Jun’31 SOFR + 1.75% Swaps* December 2021 1.5 Dec’26 Receive SOFR, Pay 1.39% December 2024 1.1 Dec’27 Receive SOFR, Pay 3.54% June 2025 1.2 Dec’27 Receive SOFR, Pay 3.49% • ~68.5% of debt is currently swapped to fixed rate • 2026 net interest expense guidance assumes no additional debt prepayment or incremental debt Debt / Interest Expense $203M ~$245M $5M ~($17M) ~($22M) ~($9M) 2025 Net Interest Expense Prepayments Interest Income RCF Borrowing SOFR, Hedges, Other 2026F Net Interest Expense

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 28 Credit 56% Consumer 15% Marketing 11% Fraud 16% Other 2% Credit 52% Consumer 16% Marketing 13% Fraud 17% Other 2% Credit 71% Consumer 12% Marketing 2% Fraud 15% + = Revenue by Solution Family (FY 2025) U.S. Markets ($3.6 billion) International ($1.0 billion) Total Company ($4.6 billion) Note – “All Other” includes products sold for specific uses cases outside of Credit, Consumer, Marketing and Fraud Solutions. Business Mix Details

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 29 U.S. Markets revenue composition (FY 2025) Card & Banking 27% Consumer Lending 21% Mortgage 35% Auto 17% Insurance 29% Tech, Retail & E- Commerce 22% Tele- Communications 19% Media 15% Tenant & Employment Screening 6% Collections 5% Public Sector 4% Direct 27% Indirect 73% Financial Services (~$1.7 billion) Emerging Verticals (~$1.3 billion) Consumer Interactive (~$0.6 billion) Business Mix Details

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 30 Foundational differentiation – proprietary data, OneTru and domain expertise – creates a clear right to win 1 Interrelated Credit, Marketing, Fraud and Consumer Solutions solve customers’ most pressing needs 2 Accelerated innovation and scalable growth enabled by our transformation 3 4 AI is an accelerant, enhancing customer impact, innovation and productivity 5 Compelling and compounding earnings power and shareholder- centric capital return Positioned to deliver innovation-led and scalable growth 30 TransUnion – Investment Highlights

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 31 Free cash flow is defined as Cash Flow from Operations less Capex. *FCF in 2022 excludes ~$350M cash tax payment related to gain on sale of Healthcare business. Note: Year-end 2025 Leverage Ratio does not include the acquisition of Trans Union de Mexico, which closed on March 2, 2026, and adds <0.3x to Leverage Ratio ~100% ~60% 90%+ 2019-2021 2022-2025 2026+ 3.5x 2.6x <2.5x YE 2021 YE 2025 Medium-term Strong Free Cash Flow Optimized Balance Sheet + Free cash flow as a percentage of Adjusted Net Income Leverage Ratio ~$3 billion of free cash flow expected from 2026 to 2028 Strong free cash flow and increased capacity for capital deployment For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation. 31 Capital Allocation

Capital Allocation

Accelerated capital deployment supporting low-to-mid teens Adjusted Diluted EPS growth

~$3B free cash flow expected from 2026-2028


~$0.9B
~$1.0B
~$1.1B
Free cash flow
2026F
2027F
2028F

Category	Objective
Shareholder returns	• 10%-15% dividend payout ratio • Repurchase shares **Increasing bias going forward**
Balance sheet	• Glide path to investment grade rating • Execute refinancings and prepayments
M&A	• Not seeking large, transformative M&A • Bolt-on M&A aligned to growth strategy

For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation.

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

32

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 33 Strategic Focus for M&A Financial Considerations M&A is an important strategic tool, but strength of portfolio creates a high bar • Transformation supports a generation of growth • Not seeking large, transformational M&A Focus for bolt-on M&A and minority investments: • Foreign credit bureaus • Data assets centered around consumer identity • Complementary capabilities for core solutions M&A evaluated against all alternatives to maximize long-term free cash flow per share Key financial guideposts: Attractive cash-on-cash return and unlevered IRR exceeding cost of capital Additive to revenue growth rate Strong profitability with path to scale to company- level margins Accretive to Adjusted Diluted EPS by Year 2 Ability to return to target leverage within one year M&A approach aligned to growth strategy For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation. 33 Capital Allocation

Illustrative Financial Framework

Strong growth algorithm with sources of upside

Illustrative 2028F Adjusted Diluted EPS financial framework assuming mortgage recovery


$7.00+
with mortgage recovery
Low-to-mid teens growth
$0.90+
$6.00+
$4.71
39%+ Adjusted EBITDA margin ex FICO mortgage royalty
40%+ Adjusted EBITDA margin ex FICO mortgage royalty
2026 guide (high-end)
Adjusted EBITDA growth
Capital deployment
2028F using medium-term algorithm
Mortgage recovery to 2019 levels
Normalized earnings power

Upside not contemplated in $7.00+ “mortgage recovery” scenario

- Normalization of non-mortgage lending volumes
- VantageScore adoption
- Scaling of platforms and solutions
- AI-enabled growth and productivity

For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation.

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved.

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© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 35 Adjusted EBITDA and Adjusted EBITDA Margin

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 36 Adjusted Net Income and Adjusted Diluted EPS

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 37 Adjusted Effective Tax Rate

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 38 Leverage Ratio

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 39 Non-GAAP Adjustment Footnotes As a result of displaying amounts in millions, rounding differences may exist in the tables and footnotes. 1. Consists of amortization of intangible assets from our 2012 change-in-control transaction and amortization of intangible assets established in business acquisitions after our 2012 change-in-control transaction. 2. Mergers and acquisitions, divestitures and business optimization consisted of the following adjustments: 3. Represents expenses associated with our accelerated technology investment to migrate to the cloud. There are three components of the accelerated technology investment: (i) building foundational capabilities which includes establishing a modern, API-based and services-oriented software architecture, (ii) the migration of each application and customer data to the new enterprise platform, including the redundant software costs during the migration period, as well as the efforts to decommission the legacy system, and (iii) program enablement, which includes dedicated resources to support the planning and execution of the program. The amounts for each category of cost are as follows:

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 40 Non-GAAP Adjustment Footnotes 4. Operating model optimization consisted of the following adjustments: 5. Net other consisted of the following adjustments: 6. Consolidated Adjusted EBITDA margin is calculated by dividing Consolidated Adjusted EBITDA by total revenue. 7. Total adjustments for income taxes represents the total of adjustments discussed to calculate the Adjusted Provision for Income Taxes. 8. Other adjustments for income taxes include: 9. The trailing twelve months ended March 31, 2026 includes Adjusted EBITDA related to Trans Union de Mexico prior to our acquisition in March 2026. 10. We define Leverage Ratio as net debt divided by Leverage Ratio Adjusted EBITDA as shown in the table above.

© 2026 TransUnion, its subsidiaries and/or affiliates. All Rights Reserved. 41 Adjusted EBITDA and Adjusted EPS Guidance As a result of displaying amounts in millions, rounding differences may exist in the table. 1. These adjustments include the same adjustments we make to our Adjusted EBITDA and Adjusted Net Income as discussed in the Non-GAAP Financial Measures section of our Earnings Release. 2. Consolidated Adjusted EBITDA margin is calculated by dividing Consolidated Adjusted EBITDA by total revenue.